                                                                EXHIBIT 99.1

                                   GENZYME CORPORATION AND SUBSIDIARIES
                                        BIOSURFACE TECHNOLOGY, INC.
                            PRO FORMA COMBINED STATEMENT OF OPERATIONS (NOTE 1)
                                   FOR THE YEAR ENDED DECEMBER 31, 1994
                            (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                                       Pro Forma Adjustments
                                                                             (Note 2)
                                                                   ----------------------------        Genzyme
                                       Historical     Historical   BioSurface     Genzyme Stock       Pro Forma
                                        Genzyme       BioSurface   Acquisition      Proposal           Adjusted
                                       ----------     ----------   -----------    -------------       ----------
Revenues:
 Products and services                  $288,331        $ 6,320                                         $294,651
 Research and development                 22,396              -                                           22,396
                                        --------        -------                                         --------
                                         310,727          6,320                                          317,047

Costs and expenses:
 Products and services                   124,342          1,905                                          126,247
 Selling, general and administrative      85,599          5,147                                           90,746
 Research and development                 55,027          8,452                                           63,479
                                        --------        -------                                         --------
                                         264,968         15,504                                          280,472
                                        --------        -------                                         --------

Income (loss) from operations             45,759         (9,184)                                          36,575

Other income (expenses):
 Minority interest                         1,659              -                                            1,659
 Equity in net loss of affiliate          (1,353)             -                                           (1,353)
 Impaired investments                     (9,431)             -                                           (9,431)
 Settlement of lawsuit                    (1,980)             -                                           (1,980)
 Investment income                         9,072            741                                            9,813
 Interest expense                         (1,354)             -                                           (1,354)
                                        --------        -------                                         --------
                                          (3,387)           741                                           (2,646)
                                        --------        -------                                         --------

Income (loss) before income taxes         42,372         (8,443)                                          33,929

Provision for income taxes               (14,830)             -                                          (14,830)
                                        --------        -------                                         --------

Net income (loss)                       $ 27,542        $(8,443)                                        $ 19,099
                                        ========        =======                                         ========

Net income (loss) per common
 share (Note 3):

 BioSurface                                             $ (0.97)
                                                        =======
 General Stock                          $   1.05                                                        $   1.35
                                        ========                                                        ========
 TR Stock                                                                                               $  (1.51)
                                                                                                        ========

Number of common shares outstanding
 for purpose of computing net
 income (loss) per share:

 BioSurface                                               8,696      (8,696) [A]
                                                        =======
 General Stock                            26,169                                                          26,169
                                        ========                                                        ========
 TR Stock                                                             5,000  [A]     3,357[B]              8,357
                                                                                                        ========

     See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                   GENZYME CORPORATION AND SUBSIDIARIES
                        BIOSURFACE TECHNOLOGY, INC.
       NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1.      Basis of Presentation

        The unaudited Pro Forma Combined Statement of Operations is presented to give effect to the acquisition of BioSurface Technology, Inc. ("BioSurface") by Genzyme Corporation ("Genzyme") in a stock for stock transaction and to reflect the approval of the Genzyme Stock Proposal which created two classes of common stock, General Division Common Stock ("General Stock") and Tissue Repair Division Common Stock ("TR Stock"). Under the terms of the agreement, Genzyme issued approximately .575 shares of TR Stock for each share of BioSurface common stock outstanding. The acquisition was accounted for as a purchase.

        The unaudited Pro Forma Combined Statement of Operations includes the historical results of Genzyme and BioSurface for the year ended December 31, 1994. The unaudited Pro Forma Combined Statement of Operations includes the effect of the acquisition as though the transaction had occurred January 1, 1994.

        The unaudited Pro Forma Combined Statement of Operations should be read in conjunction with the historical financial statements of Genzyme and BioSurface included in the Prospectus/Proxy Statement.

2.      Adjustments

        The following adjustments have been made in preparation of the unaudited Pro Forma Combined Statement of Operations:

        A. Adjustment to weighted average shares outstanding to reflect the retirement of BioSurface common stock and the issuance of TR Stock pursuant to the acquisition. Loss per common share is based solely on the weighted average number of shares of common stock outstanding as the inclusion of common stock equivalents would be antidilutive.

                     GENZYME CORPORATION AND SUBSIDIARIES
                         BIOSURFACE TECHNOLOGY, INC.
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)
                                 (CONTINUED)


        B. Adjustment to weighted average shares outstanding to reflect the issuance and distribution to Genzyme shareholders of TR Stock pursuant to the Genzyme Stock Proposal.


3.      Net Income (loss) per Common Share

           Pursuant to the Genzyme Stock Proposal, the method of calculating income per share for General Stock and TR Stock reflects the terms of the restated Articles of Organization which provide that dividends may be declared and paid only out of the lesser of funds of the Company legally available therefor and each division's Available Dividend Amount as defined. Each division computes income per share by dividing the income attributable to the division by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the applicable period. Income attributable to each division would generally equal the division's net income or loss for the relevant period determined in accordance with generally accepted accounting principles in effect at such time adjusted by the amount of tax benefits allocated to or from the division pursuant to the terms of the Genzyme Stock Proposal. The Genzyme Stock Proposal provides that, as of the end of any fiscal quarter of the Company, any projected tax benefit attributable to any division that cannot be utilized by such division to offset or reduce its current or deferred income tax expense may be allocated to any other division without any compensating payment or allocation.

                                        GENZYME TISSUE REPAIR DIVISION
                                          BIOSURFACE TECHNOLOGY, INC.
                              PRO FORMA COMBINED STATEMENT OF OPERATIONS (NOTE 1)
                                     FOR THE YEAR ENDED DECEMBER 31, 1994
                              (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                                                                 GTR
                                        Historical     Historical    Pro Forma Adjustments     Pro Forma
                                           GTR         BioSurface          (Note 2)             Adjusted
                                        ----------     ----------   ----------------------     ---------
Product revenue                          $     -        $ 6,320                                 $  6,320

Costs and expenses:
 Cost of products sold                         -          1,905                                    1,905
 Selling, general and administrative         833          5,147                                    5,980
 Research and development                  3,331          8,452                                   11,783
                                         -------        -------                                 --------
                                           4,164         15,504                                   19,668
                                         -------        -------                                 --------
Loss from operations                      (4,164)        (9,184)                                 (13,348)

Other income (expenses):
 Investment income                             -            741                                      741
                                         -------        -------                                 --------

Net loss                                 $(4,164)       $(8,443)                                $(12,607)
                                         =======        =======                                 ========

Net loss per common share (Note 3)                      $ (0.97)                                $  (1.51)
                                                        =======                                 ========

Number of common shares outstanding
 for purpose of computing net loss
 per share                                                8,696     8,357[A]   (8,696)[A]          8,357
                                                        =======                                 ========

  See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                        GENZYME TISSUE REPAIR DIVISION
                         BIOSURFACE TECHNOLOGY, INC.
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

1.      Basis of Presentation

        The unaudited Pro Forma Combined Statement of Operations is presented to give effect to the acquisition of BioSurface Technology, Inc. ("BioSurface") by Genzyme Corporation ("Genzyme") in a stock for stock transaction and to reflect the approval of the Genzyme Stock Proposal which created two classes of common stock, General Division Common Stock ("General Stock") and Tissue Repair Division Common Stock ("TR Stock"). Under the terms of the agreement, Genzyme issued approximately .575 shares of TR Stock for each share of BioSurface common stock outstanding. The acquisition was accounted for as a purchase.

        The unaudited Pro Forma Combined Statement of Operations includes the historical results of the Division and BioSurface for the year ended December 31, 1994 as though the transaction had occurred at January 1, 1994.

        The unaudited Pro Forma Combined Financial Statement of Operations should be read in conjunction with the historical financial statements of the Division and BioSurface included in the Prospectus/Proxy Statement.

2.      Adjustments

        The following adjustment has been made in preparation of the unaudited Pro Forma Combined Statement of Operations:

        A. Adjustment to weighted average shares outstanding to reflect the retirement of BioSurface common stock and the issuance of TR Stock pursuant to the acquisition and the Genzyme Stock Proposal. Loss per common share is based solely on the weighted average number of shares of common stock outstanding as the inclusion of common stock equivalents would be antidilutive.

                        GENZYME TISSUE REPAIR DIVISION
                         BIOSURFACE TECHNOLOGY, INC.
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)
                                 (CONTINUED)


3.      Net Income (Loss) Per Share:

        Historical income per share is omitted from the Pro Forma Combined Statement of Operations as the Tissue Repair Division was not part of the capital structure of the Company for the periods presented. Following implementation of the Genzyme Stock Proposal, the method of calculating income per share for General Stock and TR Stock reflects the terms of the Articles of Organization, as amended, which provide that dividends may be declared and paid only out of the lesser of funds of the Company legally available therefor and each division's Available Dividend Amount as defined. Each division computes income per share by dividing the income attributable to the division by the weighted average number of shares of the division's stock and dilutive common stock equivalents outstanding during the applicable period. Income attributable to each division would generally equal the division's net income or loss for the relevant period determined in accordance with generally accepted accounting principles in effect at such time adjusted by the amount of tax benefits allocated to or from the division pursuant to the terms of the Genzyme Stock Proposal. The Genzyme Stock Proposal provides that, as of the end of any fiscal quarter of the Company, any projected tax benefit attributable to any division that cannot be utilized by such division to offset or reduce its current or deferred income tax expense may be allocated to the other division without any compensating payment or allocation.

                           GENZYME GENERAL DIVISION
              PRO FORMA COMBINED STATEMENT OF OPERATIONS (NOTE 1)
                     FOR THE YEAR ENDED DECEMBER 31, 1994
              (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                                                         General
                                               Historical  Pro Forma     Division
                                                 General  Adjustments    Pro Forma
                                                Division    (Note 2)     Adjusted
                                               ---------- -----------    ---------
Revenues:
 Products and services                          $288,331                 $288,331
 Research and development                         22,396                   22,396
                                                --------                 --------
                                                 310,727                  310,727

Costs and expenses:
 Products and services                           124,342                  124,342
 Selling, general and administrative              84,767                   84,767
 Research and development                         51,696                   51,696
                                                --------                 --------
                                                 260,805                  260,805
                                                --------                 --------

Income from operations                            49,922                   49,922

Other income (expenses):
 Minority interest                                 1,659                    1,659
 Equity in net loss of unconsolidated affiliate   (1,353)                  (1,353)
 Charge for impaired investments                  (9,431)                  (9,431)
 Settlement of lawsuit                            (1,980)                  (1,980)
 Investment income                                 9,072                    9,072
 Interest expense                                 (1,354)                  (1,354)
                                                --------                 --------
                                                  (3,387)                  (3,387)
                                                --------                 --------

Income before income taxes                        46,535                   46,535

Provision for income taxes                       (16,341)                 (16,341)
                                                --------                 --------

Net income                                      $ 30,194                   30,194
                                                ========
Allocated tax benefit generated
 by Tissue Repair Division                                                  5,169
                                                                         --------

Net income attributable to General
 Stock                                                                   $ 35,363
                                                                         ========
Net income per General
 Share (Note 3)                                                          $   1.35
                                                                         ========

Number of Genzyme Common Shares
 outstanding for purpose of
 computing net income per share                             26,169[A]      26,169
                                                                         ========

  See Accompanying Notes to Unaudited Pro Forma Combined Financial Statements

                           GENZYME GENERAL DIVISION
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)


1.      Basis of Presentation

        The unaudited Pro Forma Combined Statement of Operations is presented to give effect to the establishment of the Genzyme Tissue Repair Division ("GTR") and its acquisition of Biosurface Technology, Inc. ("BioSurface").

        The unaudited Pro Forma Combined Statement of Operations includes the historical results of the General Division for the year ended December 31, 1994. The unaudited Pro Forma Combined Statement of Operations gives effect to the establishment of GTR as though the transaction had occurred January 1, 1994.

        The unaudited Pro Forma Combined Statement of Operations should be read in conjunction with the historical financial statements of the General Division included in the Prospectus/Proxy Statement.

2.      Adjustments

        The following adjustment has been made in preparation of the unaudited Pro Forma Combined Statement of Operations:

        A. Adjustment to record weighted average shares of Genzyme Common Stock outstanding.

3.      Net Income (Loss) Per Share

        Pursuant to the approved Genzyme Stock Proposal, the method of calculating income per share for General Stock and TR Stock reflects the terms of the restated Articles of Organization which provide that dividends may be declared and paid only out of the lesser of funds of the Company legally available therefor and each division's Available Dividend Amount as defined. Each division would compute income per share by dividing the income attributable to the division by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the applicable period. Income attributable to each division would generally equal the division's net income or loss for the relevant period determined in accordance with generally accepted accounting principles in effect at such time adjusted by the amount of tax benefits allocated to or from the division pursuant to the terms of the Genzyme Stock Proposal. The Genzyme Stock Proposal provides that, as of the end of any fiscal quarter of the Company, any projected tax benefit attributable to any division that cannot be utilized by such division to offset or reduce its current or deferred income tax expense may be allocated to the other division without any compensating payment or allocation.